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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): June 3, 1998
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                           CTC COMMUNICATIONS CORP.
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              (Exact name of registrant as specified in charter)

     MASSACHUSETTS                     0-13627                    04-2731202
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


360 Second Ave., Waltham, Massachusetts                               02154
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(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code:  (781) 466-8080
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                           This is page 1 of 4 pages.
                        Exhibit Index appears on page 4.
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ITEM 5.   OTHER EVENTS.

     On June 2, 1998, CTC Communications Corp. ("CTC" or the "Company") issued press releases announcing a proposed offering of $125 million gross proceeds of units consisting of senior notes and warrants to purchase common stock pursuant to Rule 144A, CTC's results of operations for the fourth quarter and fiscal year ending March 31, 1998 and changes in CTC's business strategy including proposed expansion into six additional states in the Boston-Washington D.C. corridor and proposed deployment of a data-centric network. The information contained in the press releases, which are attached as Exhibits 99.1, 99.2 and 99.3 hereto, is incorporated herein by reference.

     The press releases contain certain "forward looking statements" relating to proposed financing, future expansion and network deployment, future operations and future financial results. No assurance can be given that the future results implied or expressed by the forward looking statements will be achieved. Such statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in "Risk Factors" contained in Exhibit 99.4 hereto, which is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1 Press release issued by CTC Communications Corp. on June 2, 1998 with respect to proposed private placement.

99.2 Press release issued by CTC Communications Corp. on June 2, 1998 with respect to financial results.

99.3 Press release issued by CTC Communications Corp. on June 2, 1998 with respect to strategy changes.

99.4 Risk Factors

                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CTC COMMUNICATIONS CORP.


                                    By: /s/ Steven C. Jones
                                       _______________________________________
                                       Name: Steven C. Jones
                                       Title: Chief Financial Officer


Date:  June 3, 1998
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                                 EXHIBIT INDEX
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

 Exhibit No.                  Description of Exhibits                 Page
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
     99.1       Press release issued by CTC Communications Corp.
                on June 2, 1998 with respect to proposed private placement.

     99.2       Press release issued by CTC Communications Corp.
                on June 2, 1998 with respect to financial results.

     99.3       Press release issued by CTC Communications Corp.
                on June 2, 1998 with respect to strategy changes.

     99.4       Risk Factors
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